UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                        _______________________________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                     February 20, 1997 (February 18, 1997)



                          Newmont Mining Corporation


   Delaware                1-1153                 13-1806811
(State or other       (Commission File          (IRS Employer
jurisdiction of           Number)            Identification No.)
incorporation)

                     1700 Lincoln Street, Denver CO  80203
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                                (303) 863-7414
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Item 5.  Other Events.

     On February 18, 1997, Newmont Gold Company ("Newmont Gold") issued a press release announcing that the Eighth Court of the Superior Court of Lima upheld the decision of the Fifth Civil Court of Lima regarding ownership rights to Minera Yanacocha in Peru. On February 20, 1997, Newmont Gold issued a press release announcing its proven and probable gold reserves as of December 31, 1996. Copies of the text of Newmont Mining's press releases are attached as Exhibit 20(a) and Exhibit 20(b) and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (a)  None.

     (b)  None.

     (c)  Exhibits.

          20(a) Text of Press Release dated February 18, 1997, issued by Newmont Gold.

          20(b) Text of Press Release dated February 20, 1997, issued by Newmont Gold.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NEWMONT MINING CORPORATION



Date:      February 20, 1997            By:  /s/ Timothy J. Schmitt
                                        Timothy J. Schmitt
                                        Vice President, Secretary and
                                        Assistant General Counsel
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                                  EXHIBIT INDEX

Exhibit 20(a)  Text of Press Release dated February 18, 1997

Exhibit 20(b)  Text of Press Release dated February 20, 1997
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